EX-13.2 5 eh1300930_ex1302.htm EXHIBIT 13.2

EXHIBIT 13.2

Certification of Chief Financial Officer

Pursuant to

18 U.S.C. Section 1350,

As Enacted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Agave Silver Corp. (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended March 31, 2013 (the “Report”).

I, Sherri Odribege, Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sherri Odribege
Sherri Odribege
Interim Chief Financial Officer

March 20, 2015